UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2023

Mastercard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	MA	New York Stock Exchange
2.1% Notes due 2027	MA27	New York Stock Exchange
1.0% Notes due 2029	MA29A	New York Stock Exchange
2.5% Notes due 2030	MA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 9, 2023, Mastercard Incorporated (the “Company”) completed an offering of $750,000,000 aggregate principal amount of its 4.875% Notes due 2028 (the “2028 Notes”) and $750,000,000 aggregate principal amount of its 4.850% Notes due 2033 (the “2033 Notes” and, together with the 2028 Notes, the “Notes”). The offering of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-253041), which Registration Statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. Further information concerning the Notes and related matters is set forth in the Company’s Prospectus Supplement dated March 6, 2023, which was filed with the Securities and Exchange Commission on March 8, 2023.

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement dated as of March 6, 2023 (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC, Lloyds Securities Inc., PNC Capital Markets LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters listed in Schedule II to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes were issued pursuant to an Indenture with Deutsche Bank Trust Company Americas, as trustee, dated as of March 31, 2014 (the “Indenture”), together with the officer’s certificate dated as of March 9, 2023 establishing the terms of the Notes (the “Officer’s Certificate”). The Officer’s Certificate is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The forms of the 2028 Notes and 2033 Notes are attached hereto as Exhibits 4.2 and 4.3 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 6, 2023, among the Company and the Representatives

4.1	Officer’s Certificate of the Company, dated as of March 9, 2023

4.2	Form of Global Note representing the Company’s 4.875% Notes due 2028 (included in Exhibit 4.1)

4.3	Form of Global Note representing the Company’s 4.850% Notes due 2033 (included in Exhibit 4.1)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mastercard Incorporated

By:	/s/ Adam Zitter
Name:	Adam Zitter
Title:	Corporate Secretary

Date: March 9, 2023